                                                                  Exhibit 10.24

                               ACCESSION AGREEMENT

THE UNDERSIGNED,

         1. Metron Technology B.V., a limited liability company organized and existing under the laws of the Netherlands (the "Company");

         2.       FSI International, Inc., a Minnesota corporation ("FSI");

         3.       Fluoroware, Inc., a Minnesota corporation ("Fluoroware");

         4.       Edward Segal;

         5.       Brad Sargent;

         6.       Keith Reidy;

         7.       Udo Jaensch;

         8. Chris Levett-Prinsep (the parties mentioned at 1 through 8 hereinafter to be referred to as the "Original Parties");

         9. Segal Investments, L.P., a California limited partnership ("Segal Investments");

         10.      Matthew Dean Segal ("Mathew Segal");

         11.      Ned Douglas Segal ("Ned Segal");

         12. Matthew Segal, acting in its capacity as trustee of the Matthew Dean Segal 1997 Trust; and

         13. Ned Segal, acting in its capacity as trustee of the Ned Douglas Segal 1997 Trust.

WHEREAS

         The Original Parties have entered into the following agreements:

         - An Amended and Restated Buy and Sell Agreement effective as of July 6, 1995 (the "Buy-Sell Agreement");

         - An Investor Rights Agreement effective as of July 6, 1995 (the "Investor Rights Agreement": the Buy-Sell Agreement and the Investor Rights Agreement together also referred to as the "Agreements"); and

         -        A Confirmation Agreement effective as of October 15, 1998;

                  (a) Edward Segal transferred to each of his sons, Matthew Segal and Ned Segal, (i) on December 27, 1995, 3,600 shares in the share capital of the Company, numbered 5,317,927 through 5,321,526, respectively 5,321,527


                                      1.

                           through 5,325,126, (ii) on June 13, 1996, 2,850
                           shares in the share capital of the Company, numbered 5,702,391 through 5,705,240, respectively 5,705,241 through 5,708,090, (iii) on February 17, 1997, 1,666
                           shares in the share capital of the Company, numbered 5,326,793 through 5,328,458, respectively 5,325,127 through 5,326,792, and (iv) on March 26, 1998 1,600
                           shares in the share capital of the Company, numbered 5,414,812 through 5,416,411, respectively 5,416,412 through 5,418,011;

                  (b) Edward Segal furthermore wishes to transfer 129,528 shares in the share capital of the Company, numbered 7,886,812 through 8,016,339 to Segal Investments, a partnership the general partners of which are Edward Segal and his wife Lynne Newhouse Segal; (the share transfers mentioned at (b) and (c) hereinafter to be referred to as the "Share Transfers");

                  (c)      In view of Section 3(b) of the Buy-Sell Agreement and
                           Section 3.2 of the Investor Rights Agreement Segal Investments, Matthew Segal and Ned Segal wish to become parties to the Agreements;

NOW, THEREFORE, it is agreed as follows:

ARTICLE 1

         Segal Investments, Matthew Segal and Ned Segal hereby agree (i) to become parties to the Agreements and the Original Parties hereby accept Segal Investments, Matthew Segal and Ned Segal as parties to the Agreements, effective as of the date on which the respective shares will be, or have been, as the case may be, transferred pursuant to the Share Transfers, as a result of which Segal Investments, Matthew Segal, Ned Segal shall have the same rights and obligations under the Agreement with respect to the shares transferred or to be transferred, to them pursuant to the Share Transfers, as Edward Segal would have under the Agreements with respect to such shares as if he were still the holder of such shares, and (ii) to fully comply with the terms of the Agreements.

ARTICLE 2

         Matthew Segal and Ned Segal severally represent with respect to the shares which have been transferred to each of them pursuant to the Share Transfers mentioned at (b) above that as and from the date on which such shares were transferred to each of them neither one of them has acted in violation of his obligations under the Agreements with respect to such shares which each of them acknowledges has applied to such shares at all times as and after each such transfer.

ARTICLE 3

         Segal Investments represents that the only partners of Segal Investments are Ed Segal and Lynne Newhouse Segal and that Segal Investments is a partnership for the benefit of Ed Segal and Lynne Newhouse Segal only, with the understanding that after the transfer of shares to Segal Investments pursuant to the Share Transfers mentioned above at (d) limited partnership interests will be transferred to two trusts established for the benefit of Matthew Segal and Ned Segal, respectively. Segal Investments agrees to be bound by the terms of the Agreements and subject


                                      2.

to their provisions with respect to any (i) shares in the share capital of the Company held by Segal Investments, as provided in Article 1 above or (ii) transfer or proposed transfer of partnership interests in Segal Investments, if Segal Investments owns any shares in the share capital of the Company.

         Matthew Segal in his capacity as trustee of the Matthew Dean Segal 1997 Trust and Ned Segal in his capacity as trustee of the Ned Douglas Segal 1997 Trust, each agree to be bound by the terms of the Agreements and subject to their provisions with respect to any (i) shares in the share capital of the Company held by them or (ii) transfer or proposed transfer of partnership interests in Segal Investments, if Segal Investments owns any shares in the share capital of the Company.

ARTICLE 4

         The Company, FSI and Fluoroware confirm that in respect of the Share Transfers they waive the right to receive a Notice of Proposed Disposition for Value as described in Section 4.2 (a) of the Buy-Sell Agreement. The Company, FSI and Fluoroware also confirm that they waive the Right of First Refusal and the right to purchase the shares (to be) transferred pursuant to the Share Transfers, respectively, as described in Section 4.2 (b) of the Buy-Sell Agreement.

ARTICLE 5

         This Accession Agreement shall be governed by and construed in accordance with the laws of the Netherlands.








                                      3.

ARTICLE 6

         This Accession Agreement may be executed in one or more counterparts, all of which when taken together shall constitute one instrument.

METRON TECHNOLOGY B.V.                              FSI INTERNATIONAL, INC.
\s\ Michael Grandinetti

\s\ Peter V. Leigh                                  \s\ J.A. Elftmann
-----------------------------------
By:                                                 By:  J.A. Elftmann
    -------------------------------                      ----------------------
Its:                                                Its: CEO
    -------------------------------                      ----------------------

FLUOROWARE, INC.                                    EDWARD SEGAL

                                                    \s\ Edward Segal
-----------------------------------                 ---------------------------

By:  \s\ James Dauwalter
     ------------------------------
Its: Exec V.P.
     ------------------------------

BRAD SARGENT                                        KEITH REIDY

                                                    \s\ Keith Reidy
    -------------------------------                 ---------------------------

UDO JAENSCH                                         CHRIS LEVETT-PRINSEP

\s\ Udo Jaensch                                     \s\ Chris Levett-Prinsep
-----------------------------------                 ---------------------------








                                      4.

SEGAL INVESTMENTS, L.P.                           MATTHEW DEAN SEGAL



 \s\ Ed Segal                                     \s\ Matthew Dean Segal
---------------------------------                 -----------------------------
By:      Ed Segal
Its:     General Partner


SEGAL INVESTMENTS, L.P.                           NED DOUGLAS SEGAL


 \s\ Lynne Newhouse Segal                         \s\ Ned Douglas Segal
----------------------------------                -----------------------------
By:      Lynne Newhouse Segal
Its:     General Partner

MATTHEW SEGAL (IN ITS CAPACITY AS                 NED SEGAL (IN ITS CAPACITY AS
TRUSTEE FOR THE MATTHEW DEAN SEGAL                TRUSTEE FOR THE NED DOUGLAS
1997 TRUST)                                       SEGAL 1997 TRUST)


 \s\ Matthew Segal                                \s\ Ned Segal
----------------------------------                -----------------------------


                                      5.